Exhibit 10.11

INVESTMENT AGREEMENT

This investment agreement (“Agreement”) is made effective the 26th day of April, 2024 (the “Effective Date”).

BY AND BETWEEN:	INTERNATIONAL BATTERY METALS LTD., a company incorporated pursuant to the laws of the province of British Columbia, having its principal office at Suite 1925, 5847 San Felipe Street, Houston, Texas 77057 (hereinafter referred to as the “Issuer”)

AND:

ENCOMPASS CAPITAL ADVISORS LLC, a Delaware limited liability company having its principal office at 200 Park Avenue, New York, New York 10166, acting for the funds and managed accounts set forth on the signature pages hereto over which it exercises investment discretion (collectively, hereinafter referred to as “Purchaser”)

RECITALS

WHEREAS, the Issuer is a reporting issuer in Canada, listed on the Canadian Securities Exchange (the “CSE”);

WHEREAS, the Issuer has agreed to a private placement (the “Placement”) with Purchaser, for the purchase of units (the “Units”) of the Issuer at a price of CAD $0.76632 (the “Per Unit Price”) for proceeds of up to USD $6,000,000 (approximately CAD $8,213,400 based on the Bank of Canada exchange rate of 1.3689 on April 25, 2024) (the “Subscription Amount”);

WHEREAS, each Unit consists of (i) one common share in the capital of the Issuer (each, a “Share”), and (ii) one Share purchase warrant, exercisable to purchase an additional Share at a price of CAD $0.9579 per Share for a period of two years from issuance (each, a “Warrant”, and together with the Shares and the Units, the “Securities”); and

WHEREAS, the purpose of the Placement is to fund design, engineering and fabrication of the second mobile lithium extraction unit of the Issuer, to fund company operations and other general company purposes.

NOW THEREFORE in consideration of the mutual covenants contained herein and, in the Exhibits hereto (which are incorporated into and form a part of this Agreement), and other good and valuable consideration, the parties agree as follows:

1.	Closing.

a.	The parties agree and acknowledge that the Issuer and Purchaser will complete a closing (the “Closing”) in which the Purchaser will purchase the Units at the Per Unit Price for an aggregate subscription amount of not less than USD $6,000,000 (“Closing Amount”), no later than May 3, 2024 (the “Closing Date”), subject to Section 1(b) below.

b.	The obligation of the Purchaser to consummate the Closing shall be subject to the satisfaction or waiver by the Purchaser of each of the following conditions on or prior to the Closing Date:

i.	evidence satisfactory to the Purchaser that the Issuer shall have received at least USD $2,000,000 in aggregate gross proceeds as a result of the consummation of equity financings after April 1, 2024;

ii.	the Purchaser and Issuer shall have entered into the registration rights agreement, substantially in the form attached as Exhibit 1 (the “Registration Rights Agreement”);

iii.	all representations and warranties of the Issuer contained in this Agreement shall be true and correct in all respects as of the Closing Date (other than those representations and warranties expressly made as of an earlier date, which shall be true and correct in all respects as of such date), and consummation of the Closing shall constitute a reaffirmation by the Issuer of each of the representations and warranties contained in this Agreement as of the Closing Date (other than those representations and warranties expressly made as of an earlier date, which shall be true and correct in all respects as of such date);

iv.	no suspension of the qualification of the Issuer’s common shares for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred; and

v.	no governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise preventing or prohibiting consummation of the transactions contemplated hereby.

c.	At the Closing, upon Purchaser delivering to the Issuer the Closing Amount, in whole or part, by wire to the instructions attached as Exhibit 2, the Issuer shall issue or cause to be issued, in accordance with the terms of the Placement described herein:

i.	the Shares purchased by the Purchaser at the Closing in book-entry form (together with evidence of such issuance) in the names and denominations provided by the Purchaser to the Issuer;

ii.	the Issuer’s executed counterpart to the Registration Rights Agreement; and

iii.	certificates representing the Warrants purchased by the Purchaser in the Closing in the names and denominations provided by the Purchaser to the Issuer.

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2.	Securities and Regulatory Matters.

a.	On or prior to the Closing Date, the Purchaser must deliver Exhibit 3 – “Offshore Representation Certificate” attached hereto (the “Purchaser Certificate”).

b.	The Purchaser acknowledges that the certificates representing the Shares and Warrants, shall bear the following legends pursuant to applicable Canadian and United States securities laws:

i.	UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE WHICH IS FOUR MONTHS AND ONE DAY FOLLOWING CLOSING; and

ii.	THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. FURTHERMORE, THE SECURITIES REPRESENTED BY THIS CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

3.	Amendment of Existing Warrants. The Issuer previously issued to the Purchaser an aggregate of 6,396,999 share purchase warrants expiring April 21, 2025 (the “Existing Warrants”). The Issuer shall amend the expiration date of the Existing Warrants to the date that is the two-year anniversary following the Closing Date (the “Existing Warrant Amendment”). On the Closing Date, the Issuer shall issue to each of the holders of the Existing Warrants an amended and restated Warrant certificate reflecting such Existing Warrant Amendment.

4.	Announcements and Disclosure. Notwithstanding anything else contained in this Agreement, the Purchaser hereby consents to the reasonable disclosure by the Issuer of the completion and nature of the transactions contemplated herein to governmental authorities, the security holders of the Issuer and to any other person in connection with any financing, offering, licensing, business combination or similar transaction proposed to be undertaken by the Issuer; provided, however, that the Issuer shall obtain the Purchaser’s written consent before making any release, disclosure or announcement or any filing or application with any government or regulatory authority or securities exchange, in each case, that mentions, references or makes use of the name of Encompass Capital Advisors LLC, any Purchaser or any of their respective affiliates; provided, further, that in all cases where the Issuer proposes to make any release, disclosure, announcement, filing or application regarding the completion, nature or terms of the Placement and the transactions contemplated herein (regardless of whether the Purchaser’s prior written consent is required in connection therewith), the Issuer will first advise the Purchaser of its intention to do so and the Issuer will use reasonable best efforts to enable the Purchaser to review and comment on such disclosure prior to the release thereof.

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5.	Representations and Warranties of the Issuer. The Issuer represents and warrants to the Purchaser as follows:

a.	Organization and Authority. The Issuer has been duly incorporated and is validly existing and in good standing under the laws of its jurisdiction of organization and the Issuer has all requisite corporate power and capacity to own and use its properties and assets, to carry on its business as currently conducted and to enter into, and carry out its obligations under, this Agreement. The Issuer is duly qualified to conduct business and is in good standing as a foreign entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Issuer, or (iii) a material adverse effect on the Issuer’s ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”).

b.	Enforceability. The execution and delivery of this Agreement by the Issuer and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Issuer and no further action is required by the Issuer, its board of directors or shareholders in connection herewith. This Agreement has been duly executed by the Issuer and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

c.	No Conflicts. The execution, delivery and performance by the Issuer of this Agreement, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Issuer’s organizational documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Issuer, or give to others any rights of termination, amendment, anti- dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing an Issuer debt or otherwise) or other understanding to which the Issuer is a party or by which any property or asset of the Issuer is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Issuer is subject (including Canadian and foreign securities laws and regulations), or by which any property or asset of the Issuer is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

d.	Filings, Consents and Approvals. The Issuer is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other governmental authority or other person or entity in connection with the execution, delivery and performance by the Issuer of this Agreement.

e.	Issuance of the Securities. The outstanding Shares are listed and posted for trading on the CSE. The Shares, when issued in accordance with the terms and conditions of this Agreement, and the common shares issuable upon exercise of the Warrants (the “Warrant Shares”), when issued in accordance with the terms and conditions of the Warrants, will be duly and validly issued, fully paid and non-assessable common shares in the capital of the Issuer, free and clear of all liens. The Issuer has reserved from its duly authorized capital stock the maximum number of Shares issuable pursuant to this Agreement and the Warrants.

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f.	Capitalization. The capitalization of the Issuer as of the Effective Date consists of (i) 211,381,450 issued and outstanding common shares, (ii) 10,569,402 common shares issuable upon exercise of outstanding employee stock options, (iii) 6,396,999 common shares issuable upon exercise of the Existing Warrants, (iv) 7,027,042 common shares issuable upon exercise of other share purchase warrants, (v) 12,500 common shares issuable upon the vesting of restricted share units, (v) 10,568,743 common shares available for issuance pursuant to the Issuer’s Incentive Share Option Plan, and (vi) 20,577,824 common shares available for issuance pursuant to the Issuer’s Restricted Share Unit Plan. No person or entity has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement. Except as a result of the purchase and sale of the Securities and as set forth in the first sentence of this Section 5(f), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any person or entity any right to subscribe for or acquire, any Shares, or contracts, commitments, understandings or arrangements by which the Issuer is or may become bound to issue additional Shares. The issuance and sale of the Securities will not obligate the Issuer to issue any Shares or other securities to any person or entity (other than the Purchaser) and will not result in a right of any holder of Issuer securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no outstanding securities or instruments of the Issuer with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Issuer. There are no outstanding securities or instruments of the Issuer that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Issuer is or may become bound to redeem a security of the Issuer. The Issuer does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Issuer are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all applicable securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Issuer’s capital stock to which the Issuer is a party or, to the knowledge of the Issuer, between or among any of the Issuer’s stockholders. Exhibit 4 attached hereto contains a true, correct and complete capitalization table of the Issuer that sets forth the capitalization of the Issuer immediately prior to the Closing (including all outstanding stock options, share purchase warrants, restricted share units, and shares available for issuance under the Issuer’s equity compensation plans) and a true, correct and complete capitalization table of the Issuer that sets forth the capitalization of the Issuer immediately following the Closing (including all outstanding stock options, share purchase warrants, restricted share units, and shares available for issuance under the Issuer’s equity compensation plans). The Issuer further confirms that in addition to the above noted capitalization, at the Closing Date, up to an additional 3,929,942 common shares and 3,929,942 warrants will be issued pursuant to the recent advancement of private placement subscription proceeds.

g.	Subsidiaries. The Issuer has two subsidiaries in the United States of America, IBAT USA Inc., and Selective Adsorption Lithium, Inc.

h.	SEDAR Reports; Financial Statements. The Issuer has filed all reports, schedules, forms, statements and other documents required to be filed by the Issuer under applicable Canadian securities laws since December 31, 2022 (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEDAR Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEDAR Reports prior to the expiration of any such extension. As of their respective dates, the SEDAR Reports complied in all material respects with the requirements of applicable Canadian securities laws, and none of the SEDAR Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Issuer included in the SEDAR Reports comply in all material respects with applicable accounting requirements and the rules and regulations of applicable Canadian securities regulatory authorities with respect thereto as in effect at the time of filing. Such financial statements fairly present in all material respects the financial position of the Issuer as of and for the dates thereof and the results of operations and cash flows for the periods then ended.

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i.	Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEDAR Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Issuer has not incurred any liabilities (contingent or otherwise) other than (x) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (y) liabilities not required to be reflected in the Issuer’s financial statements disclosed in the SEDAR Reports, (iii) the Issuer has not altered its method of accounting, (iv) the Issuer has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Issuer has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Issuer stock option plans or restricted share units plans. The Issuer does not have pending before any securities regulatory authority any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Issuer or its business, properties, operations, assets or financial condition that would be required to be disclosed by the Issuer under applicable securities laws as of any Closing Date.

j.	Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Issuer, threatened against or affecting the Issuer or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of this Agreement or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Issuer nor any of its directors or officers is or has been the subject of any Action involving a claim of violation of or liability under securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Issuer, there is not pending or contemplated, any investigation by any securities regulatory authority involving the Issuer or any current or former director or officer of the Issuer. No securities regulatory authority or securities exchange has issued any stop order or other order suspending the effectiveness of any registration or listing filed by the Issuer.

k.	Compliance. The Issuer (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Issuer under), nor has the Issuer received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any judgment, decree or order of any court, arbitrator or other governmental authority, and (iii) is not and has not been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all domestic and foreign laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

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l.	Intellectual Property. The Issuer has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with its business, which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and the Issuer has not received a written notice that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years following the Effective Date. The Issuer has not received, since the date of the latest audited financial statements included within the SEDAR Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect.

m.	Regulatory Permits. The Issuer possesses all certificates, authorizations and permits issued by the appropriate domestic or foreign regulatory authorities necessary to conduct its business, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Issuer has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

6.	Covenants.

a.	Licenses. The Issuer shall not renew, amend or modify: (i) its license agreement with Ensorcia Metals Corporation, with respect to the licensing of certain intellectual property rights in Chile, dated November 7, 2018, as amended; or (ii) its license agreement with Sorcia Minerals LLC, with respect to the licensing of certain intellectual property rights in Argentina, dated November 20, 2018, as amended (collectively, the “License Agreements”), without obtaining the approval of all the members of the Issuer’s board of directors that are permitted to vote or approve such renewals, amendments or modifications in accordance with the Business Corporation Act (British Columbia) and applicable securities laws. For the avoidance of doubt, Issuer shall not be required to alter, amend or terminate the existing License Agreements.

b.	Listing. Following Closing, the Issuer will use its best efforts to as promptly as reasonably practicable obtain a primary listing of its Shares on the Toronto Stock Exchange, the New York Stock Exchange or The Nasdaq Stock Market.

7.	Indemnification. The Issuer agrees to indemnify and hold the Purchaser and each of its directors, officers, shareholders, members, partners, employees and agents harmless from any and all claims, demands, actions, causes of action or other liability, damages, or losses arising out of or incurred as a result of any breach of any of the representations, warranties, covenants or agreements made by the Issuer in this Agreement, or by reason of the Issuer’s failure to fulfill any conditions of this Agreement, including the payment of reasonable legal fees and costs.

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8.	Most Favored Nation. The Purchaser shall have at least as favorable rights in respect of its securities and the terms of the Placement as any other existing or future investors of the Company in respect of a private placement entered into or completed by the Company within six months after the Effective Date.

9.	Miscellaneous

a.	This Agreement (including the Exhibits hereto) shall be construed, interpreted, and enforced in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein, and the parties hereto attorn to the sole and exclusive jurisdiction of the Province of British Columbia to determine any matters required to be determined arising from this Agreement.

b.	This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors, and assigns.

c.	This Agreement (including the Exhibits hereto) embodies the entire agreement between the parties hereto concerning the subject matters set forth herein and supersedes all previous discussions, correspondence, understandings, or agreements, whether written or oral, with respect to such matter.

d.	Neither this Agreement nor any provision hereof shall be amended except by an instrument in writing signed by all parties hereto.

e.	This Agreement may be executed in any number of counterparts, each of which when executed and delivered (by email or otherwise) will be deemed to be an original, and all of which together will constitute one and the same document.

f.	Unless expressly stated otherwise, all currency amounts referred to in this Agreement are to United States dollars.

[Signature page follows]

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IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the Effective Date.

Issuer:
INTERNATIONAL BATTERY METALS LTD.

Per.	/s/ Garry Flowers
Authorized Signatory

Purchaser:

[*]

By:	Encompass Capital Advisors LLC, its Subadvisor

By:	/s/ Syed Kazmi
Name:	Syed Kazmi
Title:	Chief Financial Officer

[*]

By:	Encompass Capital Advisors LLC, its Subadvisor

By:	/s/ Syed Kazmi
Name:	Syed Kazmi
Title:	Chief Financial Officer

[*]

By:	Encompass Capital Advisors LLC, its Investment Manager

By:	/s/ Syed Kazmi
Name:	Syed Kazmi
Title:	Chief Financial Officer

[*]

By:	Encompass Capital Advisors LLC, its Investment Manager

By:	/s/ Syed Kazmi
Name:	Syed Kazmi
Title:	Chief Financial Officer

[●]

By:	Encompass Capital Advisors LLC, its Investment Manager

By:	/s/ Syed Kazmi
Name:	Syed Kazmi
Title:	Chief Financial Officer

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Exhibit 1

Registration Rights Agreement

[attached]

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of [●], 2024, between International Battery Metals Ltd., a corporation existing under the laws of the Province of British Columbia (the “Company”), and each of the purchasers signatory hereto (each such purchaser, a “Purchaser” and, collectively, the “Purchasers”).

This Agreement is made pursuant to an Investment Agreement, dated April 26, 2024, between the Company and the Purchasers (the “Investment Agreement”). The execution of this Agreement is a condition to the closing of the transactions contemplated by the Investment Agreement.

The Company and each Purchaser hereby agree as follows:

1.	Definitions.

Capitalized terms used and not otherwise defined herein that are defined in the Investment Agreement shall have the meanings given such terms in the Investment Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 6(c).

“Business Day” means any day, other than a Saturday or Sunday, when banks located in New York City, New York are open for business.

“Common Stock” means common shares, without par value, of the Company and any other shares issued or issuable with respect thereto (whether by way of a share dividend or share split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other corporate reorganization or other similar event with respect to the Common Stock).

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Exchange Act Registration Statement” means the registration statement on Form 10 under the Exchange Act anticipated to be filed by the Company with the SEC to register the Common Stock as a class under section 12(g) of the Exchange Act as a result of the Company having ceased to qualify as a foreign private issuer (as defined in Rule 3b-4 under the Exchange Act) on September 29, 2023.

“Effectiveness Date” means, with respect to the Initial Registration Statement required to be filed hereunder, the 60th calendar day following its date of filing with the SEC (or, in the event of a “full review” by the SEC, the 90th calendar day following such date of filing with the SEC) and with respect to any additional Registration Statements which may be required pursuant to Sections 2(c) or 3(c), the 30th calendar day following the date on which an additional Registration Statement is required to be filed hereunder (or, in the event of a “full review” by the SEC, the 60th calendar day following the date such additional Registration Statement is required to be filed hereunder); provided, however, that in the event the Company is notified by the SEC that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be no later than the fifth (5th) Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above, provided, further, if such Effectiveness Date falls on a day that is not a Trading Day, then the Effectiveness Date shall be the next succeeding Trading Day.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Event” shall have the meaning set forth in Section 2(d).

“Event Date” shall have the meaning set forth in Section 2(d).

“Filing Date” means, with respect to the Initial Registration Statement required hereunder, the date that is 30 calendar days after the Exchange Act Registration Statement becomes effective under the Exchange Act (or, if such deadline falls on a weekend or U.S. federal holiday, then the next Business Day thereafter), and, with respect to any additional Registration Statements which may be required pursuant to Sections 2(c) or 3(c), the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Initial Registration Statement” means the initial Registration Statement on Form S-1 filed with the SEC pursuant to this Agreement.

“Losses” shall have the meaning set forth in Section 5(a).

“New Registration Statement” shall have the meaning set forth in Section 2(b).

“Plan of Distribution” shall have the meaning set forth in Section 2(a).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the SEC pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, as of any date of determination, (a) all of the shares of Common Stock held by the Holders, including the Shares acquired pursuant to the Investment Agreement and the shares of Common Stock issued or issuable upon exercise of the Warrants (as defined in the Investment Agreement) and Existing Warrants (as defined in the Investment Agreement), (b) the Warrants (as defined in the Investment Agreement) and Existing Warrants (as defined in the Investment Agreement, and (c) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization, merger, consolidation, other reorganization or other similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the SEC under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale pursuant to Rule 144 without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1), as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Company’s transfer agent (“Transfer Agent”) and the affected Holders (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company, as reasonably determined by the Company, upon the advice of counsel to the Company).

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“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2(a) and any additional registration statements contemplated by Sections 2(c) or 3(c) (including, for the avoidance of doubt, a New Registration Statement), including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“SEC” means the United States Securities and Exchange Commission. “Securities Act” means the United States Securities Act of 1933, as amended.

“Selling Stockholder Questionnaire” shall have the meaning set forth in Section 3(a).

“SEC Guidance” means (i) any publicly-available written or oral guidance of the SEC staff, or any comments, requirements or requests of the SEC staff, (ii) the Securities Act, and (iii) any other rules and regulations of the SEC.

“Trading Day” means a Business Day during which trading in the Common Stock generally occurs on the Company’s principal market, which at the time of the writing of this Agreement is the Canadian Securities Exchange.

2.	Registration.

(a) The Company shall use its best efforts to file the Exchange Act Registration Statement on or before June 30, 2024. On or prior to each Filing Date, the Company shall prepare and file with the SEC a Registration Statement covering the resale of 100% of the Registrable Securities that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. The Initial Registration Statement shall be filed on Form S-1 and each other Registration Statement filed hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form such as Form S-1 in accordance herewith, subject to the provisions of Section 2(e)) and shall contain (unless otherwise directed by at least 60% in interest of the Holders) substantially the “Plan of Distribution” attached hereto as Annex A and substantially the “Selling Stockholder” section attached hereto as Annex B; provided, however, that no Holder shall be required to be named as an “underwriter” without such Holder’s express prior written consent. Subject to the terms of this Agreement, the Company shall use commercially reasonable efforts to cause a Registration Statement filed under this Agreement (including, without limitation, under Section 3(c)) to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the applicable Effectiveness Date, and shall use commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act until the date that all Registrable Securities covered by such Registration Statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the affected Holders (the “Effectiveness Period”). The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 p.m. (New York City time) on a Trading Day. The Company shall immediately notify the Holders via e-mail of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the SEC, which shall be the date requested for effectiveness of such Registration Statement. The Company shall, by 9:30 a.m. New York City time on the Trading Day immediately after the effective date of such Registration Statement, file a final Prospectus with the SEC as required by Rule 424.

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(b) Notwithstanding the registration obligations set forth in Section 2(a), if the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single Registration Statement, the Company shall promptly inform each of the Holders thereof and (i) use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the SEC and/or (ii) withdraw the Initial Registration Statement and file a new registration statement (the “New Registration Statement”), in each case, covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-1 or Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering, subject to the provisions of Section 2(e); with respect to filing on Form S-1 or Form S-3 or other appropriate form, and subject to the provisions of Section 2(d) with respect to the payment of liquidated damages; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use diligent efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, SEC’s Securities Act Rules Compliance and Disclosure Interpretation 612.09.

(c) Notwithstanding any other provision of this Agreement and subject to the payment of liquidated damages pursuant to Section 2(d), if the SEC or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the SEC for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the Company shall first reduce or eliminate any securities to be included other than the Registrable Securities. In the event of a cutback hereunder, the Company shall give the Holder at least five (5) Trading Days prior written notice along with the calculations as to such Holder’s allotment. In the event the Company amends the Initial Registration Statement or files a New Registration Statement in accordance with the foregoing, the Company will use commercially reasonable efforts to file with the SEC, as promptly as allowed by the SEC or SEC Guidance, one or more registration statements on Form S-1 or Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement.

(d) If: (i) the Initial Registration Statement is not filed on or prior to its Filing Date (if the Company files the Initial Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a) herein, the Company shall be deemed to have not satisfied this clause (i)), or (ii) the Company fails to file with the SEC a request for acceleration of a Registration Statement in accordance with Rule 461 promulgated by the SEC pursuant to the Securities Act, within five (5) Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be “reviewed” or will not be subject to further review, or (iii) prior to the effective date of a Registration Statement, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the SEC in respect of such Registration Statement within twenty (20) Trading Days after the receipt of comments by or notice from the SEC that such amendment is required in order for such Registration Statement to be declared effective, or (iv) a Registration Statement registering for resale all of the Registrable Securities is not declared effective by the SEC by the Effectiveness Date of the Initial Registration Statement, or (v) after the effective date of a Registration Statement, such Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement, or the Holders are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities, for more than ten (10) consecutive Trading Days or more than an aggregate of fifteen (15) Trading Days (which need not be consecutive Trading Days) during any 12-month period, other than with respect to the filing of a post-effective amendment on Form S-1 after the Company has filed an Annual Report on Form 10-K with the SEC (any such failure or breach being referred to as an “Event”, and for purposes of clauses (i) and (iv), the date on which such Event occurs, and for purpose of clause (ii) the date on which such five (5) Trading Day period is exceeded, and for purpose of clause (iii) the date which such ten (10) Trading Day period is exceeded, and for purpose of clause (v) the date on which such ten (10) or fifteen (15) Trading Day period, as applicable, is exceeded being referred to as “Event Date”), then, in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of 2.0% multiplied by the aggregate Subscription Amount (as defined in the Investment Agreement) paid by such Holder pursuant to the Investment Agreement. The parties agree that the maximum aggregate liquidated damages payable to a Holder under this Agreement shall be 20.00% of the aggregate Subscription Amount paid by such Holder pursuant to the Investment Agreement. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within five (5) Business Days after the date payable, the Company will pay interest thereon at a rate of twelve percent (12%) per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event.

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(e) If Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) agrees to register the Registrable Securities on Form S-3 as soon as reasonably practicable after such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC. The Initial Registration Statement shall be filed on Form S-1.

(f) Notwithstanding anything to the contrary contained herein, in no event shall the Company be permitted to name any Holder or affiliate of a Holder as an “underwriter” without the prior written consent of such Holder.

3.	Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than five (5) Trading Days prior to the filing of each Registration Statement and not less than two (2) Trading Days prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, (ii) cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the Securities Act and (iii) use its commercially reasonable efforts to reflect in each such document, when so filed with the SEC, such comments as each Holder reasonably proposed. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than three (3) Trading Days after the Holders have been so furnished copies of a Registration Statement or one (1) Trading Day after the Holders have been so furnished copies of any related Prospectus or amendments or supplements thereto. Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex C (a “Selling Stockholder Questionnaire”) on a date that is not less than two (2) Trading Days prior to the Filing Date or by the end of the fourth (4th) Trading Day following the date on which such Holder receives draft materials in accordance with this Section.

(b) (i) Prepare and file with the SEC such amendments, including post-effective amendments, and supplements to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause the related Prospectus to be amended or supplemented by any required prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably practicable to any comments received from the SEC with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably practicable to the Holders true and complete copies of all correspondence from and to the SEC relating to a Registration Statement (provided that, the Company shall excise any information contained therein which would constitute material non-public information regarding the Company or any of its subsidiaries), and (iv) comply in all respects with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the Effectiveness Period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

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(c) If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable, but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than the number of such Registrable Securities.

(d) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably practicable (and, in the case of (i)(A) below, not less than two (2) Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day following the day (i)(A) when a Prospectus or any prospectus supplement or post- effective amendment to a Registration Statement is proposed to be filed, (B) when the SEC notifies the Company whether there will be a “review” of such Registration Statement and whenever the SEC comments in writing on such Registration Statement (in which case the Company shall provide to each of the Holders true and complete copies of all comments that pertain to the Holders as a “Selling Stockholder” or to the “Plan of Distribution” and all written responses thereto, but not information that the Company believes would constitute material and non-public information with respect to the Company), and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation or threatening of any Proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus; provided, however, that in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company or any of its subsidiaries.

(e) Use commercially reasonable efforts to avoid and prevent the issuance of, or, if issued, to obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(f) Furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC, provided that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

(g) During the Effectiveness Period, promptly deliver to each Holder and any sales or placement agents or underwriters acting on its behalf, without charge, as many copies of the Prospectus relating to the Registration Statement and any amendment or supplement thereto as such person may reasonably request. Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(d).

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(h) Prior to any resale of Registrable Securities by a Holder, register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, and to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(i) If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a sale under an effective Registration Statement, pursuant to the resale safe harbor of Rule 144, or other exemption from registration under the Securities Act, which certificates shall be free, to the extent permitted by applicable law and the Investment Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request.

(j) Upon the occurrence of any event contemplated by Section 3(d), as promptly as reasonably practicable under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(j) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages otherwise required pursuant to 2(d), for a period not to exceed (i) 30 calendar days (which need not be consecutive days) in any calendar quarter and (ii) 60 calendar days (which need not be consecutive days) in any 12-month period.

(k) Comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

(l) From and after the date the Company becomes eligible to use Form S-3, the Company shall use its commercially reasonable efforts to maintain eligibility for use of Form S-3 (or any successor form thereto) for the registration of the resale of the Registrable Securities.

(m) To the extent required by applicable law, the Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the SEC, the natural persons thereof that have voting and dispositive control over the shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three (3) Trading Days of the Company’s request, any liquidated damages that are accruing at such time pursuant to this Agreement as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

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(n) With a view to making available to each Holder the benefits of Rule 144 and any other similar rule or regulation of the SEC that may at any time permit such Holder to sell securities of the Company to the public without registration, the Company shall (until all of the Registrable Securities have been sold or transferred under a Registration Statement or pursuant to Rule 144):

(i) make and keep public information available, as those terms are understood and defined in Rule 144;

(ii) use commercially reasonable efforts to file with the SEC in a timely manner (or obtain extensions in respect thereof and file within the applicable grace period) all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements; and

(iii) furnish to such Holder, so long as such Holder owns any Registrable Securities, promptly upon written request (A) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (B) to the extent not publicly available through the SEC’s EDGAR database, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company with the SEC, and (C) such other information as may be reasonably requested by such Holder in connection with such Holders compliance with any rule or regulation of the SEC which permits the selling of any such securities without registration.

(o) cooperate with the placement agent and any registered broker dealer that is required to make a filing with FINRA pursuant to Rule 5100 in connection with the resale of any Registrable Securities by any Holder and pay the filing fee required for the first such filing.

(p) if the Company does not then have a transfer agent, provide and cause to be maintained a registrar and transfer agent for all Registrable Securities covered by any Registration Statement from and after a date not later than the Effective Date of such Registration Statement.

(q) if the Company does not then have a CUSIP number for the Registrable Securities, shall provide a CUSIP number for all Registrable Securities, not later than the Effective Date of the Registration Statement therefor.

4. Registration Expenses. All fees and expenses incident to the performance of, or compliance with, this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the SEC, (B) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (C) in compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as reasonably requested by the Holders), and (D) if not previously paid by the Company, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to Rule 5100, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange. In no event shall the Company be responsible for any broker or similar commissions of any Holder or, except to the extent provided for herein and in the Investment Agreement, any legal fees or other costs of the Holders.

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5.	Indemnification and Contribution.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, members, partners, managers, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors (including subadvisors) and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, managers, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder and prior to the receipt by such Holder of the Advice contemplated in Section 6(c). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Registrable Securities by any of the Holders in accordance with Section 6(h).

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company expressly for inclusion in such Registration Statement or such Prospectus or (ii) to the extent, but only to the extent, that such information relates to such Holder’s information provided in the Selling Stockholder Questionnaire or the proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or in any amendment or supplement thereto. In no event shall the liability of a selling Holder be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 5(b) and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

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(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof, provided that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses, (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding on terms reasonably satisfactory to such Indemnified Person.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party, provided that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such Proceedings for which such Indemnified Party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.

(d) Contribution. If the indemnification under Sections 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

10

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. In no event shall the contribution obligation of a Holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 5 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

(e) The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Investment Agreement.

6.	Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. Each of the Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b) [Reserved]

(c) Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d)(iii) through (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed; provided that the foregoing shall not prevent the sale, transfer or other disposition of Registrable Securities by a Holder in a transaction that is exempt from, or not subject to, the registration requirements of the Securities Act, so long as such Holder does not and is not required to deliver the applicable Prospectus or Registration Statement in connection with such sale, transfer or other disposition, as the case may be. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of 2(d).

(d) Piggy-Back Registrations. If, at any time during the Effectiveness Period, there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans, then the Company shall deliver to each Holder a written notice of such determination and, if within fifteen (15) days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 6(d) that are eligible for resale pursuant to Rule 144 (without volume or manner- of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1)) or that are the subject of a then effective Registration Statement that is available for resales or other dispositions by such Holder.

(e) [Reserved]

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(f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of a majority of the then outstanding Registrable Securities, provided that, if any amendment, modification or waiver disproportionately and adversely impacts a Holder (or group of Holders), the consent of such disproportionately impacted Holder (or group of Holders) shall be required. If a Registration Statement does not register all of the Registrable Securities pursuant to a waiver or amendment done in compliance with the previous sentence, then the number of Registrable Securities to be registered for each Holder shall be reduced pro rata among all Holders and each Holder shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given only by such Holder or Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first sentence of this Section 6(f). No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

(g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Investment Agreement and, in the case of any Holder not a party to the Investment Agreement, to the email address set forth on its signature page to this Agreement.

(h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Holders of the then outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Investment Agreement.

(i) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

(j) Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

(k) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction). Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the Southern District of New York United States or the courts of the State of New York in each case located in New York City, New York, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

12

(m) Severability. If one or more of the terms or provisions of this Agreement is held by a court of competent jurisdiction to be void, invalid, or unenforceable in any situation in any jurisdiction, such holding shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the void, invalid, or unenforceable term or provision in any other situation or in any other jurisdiction, and the term or provision shall be considered severed from this Agreement solely for such situation and solely in such jurisdiction, unless the void, invalid, or unenforceable term or provision is of such essential importance to this Agreement that it is to be reasonably assumed that the parties hereto would not have entered into this Agreement without the void, invalid, or unenforceable term or provision. If the final judgment of such court declares that any term or provision hereof is void, invalid, or unenforceable, the parties hereto agree to: (a) reduce the scope, duration, area, or applicability of the term or provision or to delete specific words or phrases to the minimum extent necessary to cause such term or provision as so reduced or amended to be enforceable; and (b) make a good-faith effort to replace any void, invalid, or unenforceable term or provision with a valid and enforceable term or provision such that the objectives contemplated by the parties hereto when entering this Agreement may be realized.

(n) Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(o) Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or transactions. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained was solely in the control of the Company, not the action or decision of any Holder, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Holder. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Holder, solely, and not between the Company and the Holders collectively and not between and among Holders.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

INTERNATIONAL BATTERY METALS LTD.

By:
Garry Flowers
Chief Executive Officer

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

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[SIGNATURE PAGE OF HOLDERS TO RRA]

Name of Holder: ________________________________________

Signature of Authorized Signatory of Holder: ________________________________________

Name of Authorized Signatory: ________________________________________

Title of Authorized Signatory: ________________________________________

Name of Holder: ________________________________________

Signature of Authorized Signatory of Holder: ________________________________________

Name of Authorized Signatory: ________________________________________

Title of Authorized Signatory: ________________________________________

Name of Holder: ________________________________________

Signature of Authorized Signatory of Holder: ________________________________________

Name of Authorized Signatory: ________________________________________

Title of Authorized Signatory: ________________________________________

Name of Holder: ________________________________________

Signature of Authorized Signatory of Holder: ________________________________________

Name of Authorized Signatory: ________________________________________

Title of Authorized Signatory: ________________________________________

Name of Holder: ________________________________________

Signature of Authorized Signatory of Holder: ________________________________________

Name of Authorized Signatory: ________________________________________

Title of Authorized Signatory: ________________________________________

Annex A

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the securities and any of their pledgees, assignees, transferees and successors-in-interest may, subject to the expiration of the Canadian hold period pursuant to National Instrument 45-102 – Resale of Securities of the Canadian Securities Administrators, from time to time, sell, transfer or otherwise dispose of any or all of their securities covered hereby on the principal Trading Market or any other stock exchange, market or trading facility on which the securities are traded or in private transactions. These dispositions may be at fixed or negotiated prices. The Company will not receive any of the proceeds from the disposition of the securities by the Selling Stockholders. A Selling Stockholder may use any one or more of the following methods when disposing the securities:

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	block trades in which the broker-dealer will attempt to sell the securities as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	settlement of short sales;

●	in transactions through broker-dealers that agree with the Selling Stockholders to sell a specified number of such securities at a stipulated price per security;

●	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

●	a combination of any such methods of sale; or

●	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell securities under Rule 144 or any other exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), if available.

The Selling Stockholders also may transfer the shares of our common stock in other circumstances, in which case the transferees or other successors-in-interest will be the selling beneficial owners for purposes of this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2121; and in the case of a principal transaction a markup or markdown in compliance with FINRA Rule 2121.

In connection with the sale of the securities or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the securities in the course of hedging the positions they assume. The Selling Stockholders may also sell securities short and deliver these securities to close out their short positions, or loan or pledge the securities to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker- dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the securities. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

We agreed to keep this prospectus effective until the earlier of (i) the date on which the securities may be freely resold by the Selling Stockholders without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144 or (ii) all of the securities have been sold pursuant to this prospectus. The resale securities will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to the securities for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of the securities by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser of the securities at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

A-2

Annex B

SELLING STOCKHOLDERS

The common stock being offered by the Selling Stockholders are those previously sold to the Selling Stockholders. For additional information regarding these shares, see “Private Placement of Shares of Common Stock” above. We are registering the shares in order to permit the Selling Stockholders to offer the shares for resale from time to time. Except for the ownership of these shares, the Selling Stockholders have not had any material relationship with us within the past three years.

The table below lists the Selling Stockholders and other information regarding the beneficial ownership of shares of common stock by each of the Selling Stockholders. The second column lists the number of shares of common stock beneficially owned by each Selling Stockholder, based on its ownership of the shares of common stock, as of [●] _____, 2024.

The third column lists the shares of common stock being offered by this prospectus by the Selling Stockholders.

In accordance with the terms of a registration rights agreement between the Company and the Selling Stockholders, this prospectus generally covers the resale of all shares of common stock held by the Selling Stockholders. The fourth column assumes the sale of all of the shares offered by the Selling Stockholders pursuant to this prospectus.

The Selling Stockholders may sell all, some or none of their shares in this offering. See “Plan of Distribution.”

Name of Selling Stockholder	Number of shares of Common Stock Owned Prior to Offering	Maximum Number of shares of Common Stock to be Sold Pursuant to this Prospectus	Number of shares of Common Stock Owned After Offering

Annex C

INTERNATIONAL BATTERY METALS LTD.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”) of International Battery Metals Ltd., a corporation existing under the laws of the Province of British Columbia, Canada (the “Company”), understands that the Company has filed or intends to file with the United States Securities and Exchange Commission, a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Stockholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.	Address for Notices to Selling Stockholder:

Telephone:

Fax:

Contact Person:

3.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐	No ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐	No ☐

Note:	If “no” to Section 3(b), the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐	No ☐

(d)	If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐	No ☐

Note:	If “no” to 3(d), the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.	Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Investment Agreement.

(a)	Type and amount of other securities beneficially owned by the Selling Stockholder:

C-2

5.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:___________________	Beneficial Owner:_________________________________

By:
Name:
Title:

PLEASE EMAIL A .PDF COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO:

International Battery Metals Ltd.

Attention: Doug Smith, CFO

Email: dsmith@ibatterymetals.com

C-3

Exhibit 2

Company Wiring Instructions

Beneficiary Name	INTERNATIONAL BATTERY METALS LTD.

Beneficiary Address	5847 SAN FELIPE ST Suite 1925 Houston, TX 77057

Beneficiary Account(s)
USD CURRENT ACCOUNT (USD Checking account)	004451807311

Beneficiary Bank Name	Bank of America
Swift Code (BIC) USD	BOFAUS3N
Swift Code (BIC) Foreign Currency	BOFAUS6S
Bank Address	5171 SAN FELIPE ST HOUSTON, TX 77056 USA
ABA Routing Number (domestic wires)	026009593
ABA Routing Number (EFT/ACH)	111000012

Bank Telephone	888.400.9009
Bank Fax number

For incoming USD funds (optional Correspondent Bank)
USD Correspondent Bank
SWIFT Code (for Wells Fargo Bank)
Fedwire ABA
Include BMO SWIFT Code in beneficiary bank section (For further credit to Bank of Montreal)	BOFMCAM2

Exhibit 3

OFFSHORE REPRESENTATION CERTIFICATE

In addition to the representations, warranties, acknowledgments and agreements contained in the Investment Agreement to which this Exhibit 3 – Offshore Representation Certificate is attached (the “Agreement”), the Purchaser hereby represents, warrants and certifies to the Issuer that the Purchaser is purchasing the Units set out in the subscription as principal, and that:

1.	The Purchaser is resident in _______________ (the “Foreign Jurisdiction”) and the Purchaser certifies that it is not resident in United States of America or any province or territory of Canada and is not a “U.S. Person” (as such term in defined in Rule 902 of Regulation S under the Securities Act of 1933, as amended).

2.	The Purchaser is purchasing the Units pursuant to an exemption from any prospectus or securities registration or similar requirements under the applicable securities laws of the Foreign Jurisdiction or any other securities laws to which the Purchaser is otherwise subject.

3.	The Units are being acquired for investment purposes only and not with a view to the resale or distribution of all or any of the Securities.

4.	The Purchaser is knowledgeable of, and has been independently advised as to, the securities laws of the Foreign Jurisdiction or any other securities laws to which the Purchaser is acting hereunder are otherwise subject.

5.	Upon execution of this Exhibit by the Purchaser, this Exhibit shall be incorporated into and form a part of the Agreement and the Issuer and its counsel shall be entitled to rely thereon.

Terms not specifically defined in this Exhibit have the meanings given to them in this Agreement.

Dated: _______________, 2024

Print name of Purchaser

By:
Signature

Print name of Signatory (if different from the Purchaser)

Title

Exhibit 4

ISSUER CAPITALIZATION TABLE

[See Attached]

International Battery Metals Ltd. Capitalization Table	Proprietary and Confidential For Internal Use Only

Stock Price 3/31/2024	CDN	$1.04

	Securities			CDN	CDN		Treasury Stock	Fully
	Issued	Exercisable	Expiry	Price	Proceeds	Outstanding	Method	Diluted
Common Shares						211,381,450	211,381,450	211,381,450

Employee Share Commitment	12,500	12,500						12,500

Stock Options
	220,902	110,451	2025-07-01	$3.50	773,157		—	220,902
	100,000	100,000	2025-12-12	$1.12	112,000		—	100,000
	4,898,500	4,898,500	2026-01-05	$0.38	1,861,430		3,108,663	4,898,500
	300,000	300,000	2026-06-15	$0.57	171,000		135,577	300,000
	1,000,000	1,000,000	2027-03-05	$1.41	1,410,000		—	1,000,000
	200,000	100,000	2027-05-16	$1.41	282,000		—	200,000
	600,000	600,000	2027-07-01	$1.41	846,000		—	600,000
	100,000	100,000	2027-09-01	$1.22	122,000		—	100,000
	1,050,000	350,000	2027-12-11	$0.89	934,500		151,442	1,050,000
	2,100,000	1,900,000	2027-05-03	$1.12	2,352,000		—	2,100,000
	10,569,402	9,458,951			8,864,087		3,395,683	10,569,402

Warrants
2023-04-21	6,396,999	6,396,999	2025-04-21	$1.21	7,740,369		—	6,396,999
2023-12-08	1,629,838	1,629,838	2025-12-08	$0.82	1,336,467		344,773	1,629,838
2023-12-29	2,694,804	2,694,804	2025-12-29	$0.82	2,209,739		570,055	2,694,804
2024-02-29	2,702,400	2,702,400	2026-03-01	$1.25	3,378,000		—	2,702,400
	13,424,041	13,424,041		$			914,828	13,424,041

					Total	211,381,450	215,691,961	235,387,393